UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 22, 2020

CVD EQUIPMENT CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

New York	1-16525	11-2621692
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

355 South Technology Drive Central Islip, New York	11722
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (631) 981-7081

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock	CVV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

As previously disclosed by CVD Equipment Corporation (the “Company) on its Current report on Form 8-K, filed with the Securities and Exchange Commission (“SEC”) on December 6, 2017, 555 N Research Corporation (“555 Research”), a wholly-owned subsidiary of the Company, and HSBC Bank USA, N.A. (“HSBC”) entered into that certain Note, dated November 30, 2017 (the “555 Note”), which was secured by a certain Fee and Leasehold Mortgage and Security Agreement, dated November 30, 2017 (the “555 Mortgage”). The Company agreed to guaranty 555 Research’s obligations under the 555 Note and 555 Mortgage pursuant to that certain Unlimited Guaranty, dated November 30, 2017 (the “Guaranty”). As previously disclosed by the Company on its Current Report on Form 8-K, filed with the SEC on August 5, 2019, on August 5, 2019, 555 Research and HSBC entered into a Mortgage Modification Agreement (the “Mortgage Amendment”).

On October 22, 2020, 555 Research and HSBC entered into a Second Mortgage Modification Agreement (the “Second Mortgage Amendment”). The Second Mortgage Amendment amended the Mortgage Amendment by removing the liquidity covenant definition and replacing it with a minimum Liquid Assets (as defined in the Second Mortgage Amendment) provision providing that the Company and its consolidated subsidiaries shall own and maintain minimum Liquid Assets of (i) at least $3,500,000 as of September 30, 2020, (ii) $3,750,000 as of March 31, 2021, (iii) $3,000,000 as of September 30, 2021, and $3,000,000 as of each quarter end thereafter.

In connection with the Second Mortgage Amendment, on October 22, 2020, the Company and HSBC entered into a Reaffirmation of Unlimited Continuing Guaranty (the “Guaranty Reaffirmation”). The Guaranty Reaffirmation reaffirmed and ratified all the terms, conditions, representations and covenants contained in the Guaranty.

The foregoing is a summary only of the material terms of the Second Mortgage Amendment and the Guaranty Reaffirmation, and is qualified in its entirety by reference to the full text of the Second Mortgage Amendment and Guaranty Reaffirmation, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Second Mortgage Modification Agreement, dated as of October 22, 2020, by and between 555 N Research Corporation and HSBC Bank USA, National Association
10.2	Reaffirmation of Unlimited Continuing Guaranty, dated as of October 22, 2020, by and between CVD Equipment Corporation and HSBC Bank USA, National Association

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 27, 2020

CVD EQUIPMENT CORPORATION

By:	/s/ Thomas McNeill
Name:	Thomas McNeill
Title:	Chief Financial Officer